UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission
                                     Only (as permitted  by Rule14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12




                           CIRCLE GROUP HOLDINGS, INC.
      ---------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
      ---------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     paid previously. Identify the previous filing by registration statement
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

                           CIRCLE GROUP HOLDINGS, INC.
                                1011 CAMPUS DRIVE
                            MUNDELEIN, ILLINOIS 60060

      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2005

To the Stockholders of Circle Holdings, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Circle Group Holdings, Inc. (the "Company"), to be held at 11:00 a.m. Central Standard Time on June 29, 2005 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois for the following purposes:

1. To elect a Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualify;

2. To ratify the appointment of Spector & Wong, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2005; and

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only holders of the Company's common stock at the close of business on May 20, 2005 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

     Your vote is important. Even if you plan to attend the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card in the enclosed postage-paid envelope in order to be certain your shares are represented at the meeting. If you decide to attend the meeting and wish to vote in person, you may revoke your proxy by written notice at that time.

                       By Order of the Board of Directors


                                                  Dana L. Dabney
                                                  Secretary

Mundelein, Illinois
May 25, 2005

                           CIRCLE GROUP HOLDINGS, INC.
                                1011 CAMPUS DRIVE
                            MUNDELEIN, ILLINOIS 60060

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 29, 2005

     The Board of Directors of Circle Group Holdings, Inc., an Illinois corporation (the "Company" or "Circle Group"), is soliciting the enclosed proxy for use at the 2005 Annual Meeting of the Stockholders of the Company to be held at 11:00 a.m., Central Standard Time, on June 29, 2005 and at any meetings held upon adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois.

     If the enclosed form of proxy is properly executed and returned, the shares represented will be voted in accordance with the instructions specified by the stockholder. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting, those shares will be voted (i) FOR the nominees for director set forth below under Proposal No. 1 (with discretionary authority of the proxy holders to cumulate votes); (ii) FOR the ratification of the appointment of Spector & Wong, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2005 under Proposal No. 2 and (iii) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting.

     This proxy statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and the enclosed form of proxy are being mailed or hand delivered to the Company's stockholders on or about May 25, 2005.

VOTING RIGHTS

     Only stockholders of record at the close of business on MAY 20, 2005 (the "Record Date") will be entitled to notice of and to vote at the meeting. On that date there were 44,907,559 shares outstanding of the Company's class of common stock, par value $.00005 per share ("Common Stock"). No other voting securities were outstanding at the Record Date. Each share of Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors. To conduct the business of the meeting, a quorum of stockholders must be present. This means the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the matters submitted to the stockholders must be represented in person or by proxy at the meeting. With respect to Proposal No. 1 (the "Election of Directors Proposal"), and the election of directors generally, each stockholder has cumulative voting rights, in which he may cast as many votes as there are directors to be elected for each share of Common Stock held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The six candidates receiving the greatest number of votes cast will be elected as directors of the Company. With respect to Proposal No. 2 (the "Ratification of the Appointment of Independent Public Accountants Proposal"), each stockholder may cast one vote for each share of Common Stock held by him and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting is required to approve any other proposals which may properly come before the Annual Meeting or any adjournments thereof. Abstentions will be counted for purposes of determining a quorum but will not be counted otherwise, and broker non-votes on specific matters will not be counted for any purpose. Broker non-votes occur as to any particular proposal when a broker returns a proxy but does not have authority to vote on such proposal.

     The Company will bear the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

     In accordance with the Company's Articles of Incorporation and its Bylaws, the Board of Directors by resolution has fixed the total number of directors at six. Gregory J. Halpern, Edward L. Halpern, Dana L. Dabney, Stanford J. Levin, Steven S. Salgan, M.D. and Alan G. Orlowsky have been designated by the Board of Directors as its nominees for election as directors at the Annual Meeting. Each director elected shall serve until the next Annual Meeting or until his or her successor has been elected and duly qualified. Since only six nominees are to be elected, proxies cannot be voted for more than six individuals.

     Each stockholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The six candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for nominees. If any one or more of such nominees should for any reason become unavailable for election, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In such event, shares represented by proxies may be voted for a substitute director.

BIOGRAPHICAL INFORMATION

     The following sets forth brief biographical information for each director and executive officer of the Company, including the nominees for election to the Board of Directors. All directors and officers of the Company hold office for their respective terms and until their successors have been elected and qualified.



NAME                        AGE          POSITION


Gregory J. Halpern          46           President, Chief Executive Officer
                                         and Chairman of the Board of Directors

Michael J. Theriault        52           Chief Operating Officer

Dana L. Dabney              55           Chief Financial Officer, Secretary
                                         and Director

Edward L. Halpern           75           Director

Steve H. Salgan             52           Director

Stanford J. Levin           52           Director

Alan G. Orlowsky            55           Director

     GREGORY J. HALPERN. Since founding Circle Group in 1994, Mr. Halpern has served as its Chairman and Chief Executive Officer. From May 1994 until March 1999, Mr. Halpern also served as Circle Group's President. Mr. Halpern has over 20 years of experience in computer programming and pioneering emerging technologies. In 1983, Mr. Halpern developed a computer-animated imaging application to stimulate the immune system for treatment of chronic illness and founded Health Imaging Corporation to distribute the application to the healthcare delivery market. In 1984, he developed and patented a technique for using electronic stimulation to stop pain and founded Pain Prevention, Inc. to market the technology as an electronic anesthesia for the dental healthcare community. Mr. Halpern served as an officer and director of PPI Capital from 1984 to present. Mr. Halpern also served as an officer and director of PPI Capital Group, Inc., a Utah corporation of which he was a principal stockholder, from 1989 to May 1998. Gregory J. Halpern is the son of Edward L. Halpern.

     MICHAEL J. THERIAULT. Mr. Theriault has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until May 1999, Mr. Theriault was employed by Recon Optical, Inc., for whom he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997.

     DANA L. DABNEY. Mr. Dabney has been a member of the board of directors of Circle Group and has held various offices, including vice president of sales and marketing and secretary, since January 1997. Currently Mr. Dabney serves as the Company's Chief Financial Officer. During the first two years of development of Circle Group, Mr. Dabney was also employed as a mortgage broker. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

     EDWARD L. HALPERN. Mr. Halpern has been a director of the Company since March 1999 and was our Chief Operating Officer from January 1999 until March 1999. Mr. Halpern founded On-Line Bedding in 1981 and served as its President, Chief Executive Officer and sole director until it was acquired by Circle Group in January 1999. Mr. Halpern has continued his duties with On-Line Bedding since Circle Group acquired it. Edward L. Halpern is the father of Gregory J. Halpern.

     STEVE H. SALGAN, M.D. Dr. Salgan has been a director since March 2000. Since January 1998, Dr. Salgan has been president of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996.

     STANFORD J. LEVIN. Mr. Levin has been a director since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations. From June 1975 until May 1981, he was employed by Yale Corporation of Hammond, a real estate management company, where his responsibilities included commercial real estate management.

     ALAN G. ORLOWSKY, J.D., C.P.A. is the president of A.G Orlowsky, Ltd, a law firm established in 1980,specializing in tax, financial, and estate planning services. Alan worked for the I.R.S. and Deloitte & Touche as a tax professional and he taught Accounting, Taxation, and Business Law at Northeastern Illinois University School of Business and Loyola University of Chicago School of Business.

     There are no arrangements with any director or officer regarding any election or appointment to any office of Circle Group. Other than the father-son relationship between Edward L. Halpern and Gregory J. Halpern described above, there is no family relationship between any director or executive officer of Circle Group.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 TO ELECT ALL NOMINEES TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


     During the fiscal year ended December 31, 2004, the Board of Directors of the Company held 12 meetings. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. The Company expects all of its directors to attend the annual meetings of stockholders. All of the directors attended last year's meeting.

Audit Committee

     The Board of Directors has an Audit Committee composed of three directors, Steve H. Salgan, Stanford J. Levin and Alan G. Orlowsky, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission ("SEC"). The Board of Directors has determined that Alan G. Orlowsky qualifies as an "audit committee financial expert" under SEC rules. Twelve meetings of the Audit Committee were held during the last fiscal year. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.

Nominations Process

     The Board of Directors does not have a nominating committee or committee performing a similar function and does not have formal written charter provisions addressing the nominations process. The Board of Directors believes it is appropriate not to have a nominating committee because all of its directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board for its evaluation and consideration. As permitted by the rules of the American Stock Exchange and SEC rules, such director nominee candidates are selected by a majority of the independent directors on the Board.

     The Board of Directors will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Board will consider nominees for election to the Board of Directors that are recommended by stockholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Board of Directors, c/o Circle Group

Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060, and should not include self-nominations. The Board applies the same criteria to nominees recommended by stockholders.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors has:

     o Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;

     o Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

     o Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

     The following is a summary of the fees billed to the Company by Spector & Wong ("Spector & Wong") for professional services rendered for the fiscal year ended December 31, 2004, and for fiscal year ended December 31, 2003:



   --------------------------------- ---------------- --------------------
   FEE CATEGORY                          2004             2003
   --------------------------------- ---------------- --------------------
   Audit Fees(1)                     $        35,000  $            25,000
   --------------------------------- ---------------- --------------------
   Audit-Related Fees(2)             $        51,800  $            21,500
   --------------------------------- ---------------- --------------------
   Tax Fees(3)                               -------  $             2,500
   --------------------------------- ---------------- --------------------
   All Other Fees(4)                         -------              -------
   --------------------------------- ---------------- --------------------
    Total Fees                       $        86,800               49,000
   --------------------------------- ---------------- --------------------

     (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's financial statements and for reviews of the interim financial statements included in the Company's quarterly reports on Form 10-QSB.

     (2) Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents, audit of the business or assets acquired or considered as candidates and consultations on other financial accounting and reporting related matters.

     (3) Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

     (4)  All Other Fees consist of fees billed for all other services.

     The Audit Committee pre-approved all audit and non-audit services described above rendered to the Company by Spector & Wong during fiscal 2004, and has pre-approved similar services to be rendered during fiscal 2005 pursuant to the Pre-Approval Policy and Procedures attached. The Audit Committee believes the rendering of these services is not incompatible with the independent auditors maintaining their independence.

                                                     THE AUDIT COMMITTEE

                                                     Steve H. Salgan
                                                     Stanford J.Levin
                                                     Alan G. Orlowsky

REMUNERATION OF DIRECTORS AND OFFICERS


     The following table ( in addition to the compensation of Gregory J. Halpern )sets forth the aggregate remuneration of each of the four highest paid persons who are officers or directors as a group of Circle Group during the last fiscal year:

 NAME OF                  CAPACITIES IN WHICH                AGGREGATE
 INDIVIDUAL           REMUNERATION WAS RECEIVED              REMUNERATION
 ----------           -------------------------              ------------
 Edward Halpern                Director                          $ 120,000

 Michael Theriault     Chief Operating Officer                   $  87,500

 Gregory J Halpern     Chief Executive Officer                   $  86,200

 Dana L. Dabney        Chief Financial Officer                   $  57,200

The Employment Agreements between the Officers and Company are as follows:


Gregory J. Halpern Employment Agreement, dated January 2, 2004
Michael Theriault Employment Agreement, dated January 2, 2004
Dana L. Dabney Employment Agreement, dated January 2, 2004.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

     The following table sets forth certain information as of March 28, 2005, with respect to the record ownership of our Common Stock for (i) each of the four highest paid persons who are officers or directors of the Company, ii) all of the officers and directors as a group and (iii) each person who owns more than 10% of the outstanding Common Stock.

     Name and Address                       Amount of Shares   % of Class
--------------------------------            ----------------   -----------
Gregory J. Halpern                             13,408,100         30.00%
   1011 Campus Drive
   Mundelein, Illinois 60060
Edward L. Halpern                                 800,000           .02%
   1011 Campus Drive
   Mundelein, Illinois 60060
Michael J. Theriault                               34,000           .00%
   1011 Campus Drive
   Mundelein, Illinois 60060
Dana L. Dabney                                  1,102,000           .03%
   1011 Campus Drive
   Mundelein, Illinois 60060
All Directors and Officers as a Group          15,740,065         35.00%
(7 persons)
*owns less than 10%

     The following table sets forth information as to options warrants and other rights to purchase Common Stock as of the year ended December 31, 2004:

                              Granted       Total Options       Exercise Price       Expiration
                               2004          outstanding                                Date
--------------------------   ------------    --------------    ---------------------   -----------
Gregory J. Halpern              805,000       1,550,000         320,000 at $0.30 and        7/1/05
                                                                ====================
                                                                805,000 at $0.75 and      11/17/07
                                                               =====================
                                                                400,000 at $2.00 and        1/2/07
                                                               =====================
                                                                25,000 at $4.61             3/1/07
                                                               =====================

Edward L. Halpern               200,000         445,000          95,000 at $0.30 and        7/1/05
                                                               =====================
                                                                200,000 at $0.75 and      11/17/07
                                                               =====================
                                                                 50,000 at $1.25 and       4/30/05
                                                               =====================
                                                                 75,000 at $2.00 and        1/2/07
                                                               =====================
                                                                 25,000 at $4.61 and        3/1/07
                                                               =====================

Michael J. Theirault            405,000         965,000         185,000 at $0.30 and        7/1/05
                                                               =====================
                                                                405,000 at $0.75 and      11/17/07
                                                               =====================
                                                                125,000 at $1.25 and       4/30/05
                                                               =====================
                                                                250,000 at $2.00            1/2/07
                                                               =====================


Dana L. Dabney                  410,000       1,155,000         370,000 at $0.30 and        7/1/05
                                                               =====================
                                                                410,000 at $0.75 and      11/17/07
                                                               =====================
                                                                100,000 at $1.25 and       4/30/05
                                                               =====================
                                                                250,000 at $2.00 and        1/2/07
                                                               =====================
                                                                 25,000 at $4.61            3/1/07
                                                               =====================
Stan Levin                      100,000         145,000          25,000 at $0.30 and        7/1/05
                                                               =====================
                                                                100,000 at $0.75 and      11/17/07
                                                               =====================
                                                                 20,000 at $1.25 and       4/30/05
                                                               =====================
                                                                 25,000 at $4.61            3/1/07
                                                               =====================
Steve Salgan                    100,000         370,000         200,000 at $0.05 and      11/15/07
                                                               =====================
                                                                 25,000 at $0.30 and        7/1/05
                                                               =====================
                                                                100,000 at $0.75 and      11/17/07
                                                               =====================
                                                                 20,000 at $1.25 and       4/30/05
                                                               =====================
                                                                 25,000 at $4.61            3/1/07
                                                               =====================
Al Orlowsky                     100,000         170,000         100,000 at $0.75 and      11/17/07
                                                               =====================
                                                                 45,000 at $2.30 and        1/8/07
                                                               =====================
                                                                 25,000 at $4.61            3/1/07
                                                               =====================
All of the officers and       2,120,000       4,800,000       Range from $0.05- $4.61
directors as a group (7 persons)                               =====================

SMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS

     The following table sets forth information as of the year ended December 31, 2004 with respect to compensation plans under which the Company is authorized to issue shares.

Company is authorized to issue shares.





                                                                                                NUMBER OF SHARES
                                                                                                REMAINING AVAILABLE
                                                                        WEIGHTED-AVERAGE                FOR
                                                                        EXERCISE PRICE OF       FUTURE ISSUANCE
                                              NUMBER OF SHARES TO BE    OUTSTANDING             COMPENSATION PLANS
              PLAN CATEGORY                   ISSUED UPON EXERCISE OF      OPTIONS,          (EXCLUDING SECURITIES
              -------------                   OUTSTANDING OPTIONS,      WARRANTS AND            REFLECTED IN 1ST
                                              WARRANTS AND RIGHTS          RIGHTS                     COLUMN)
                                            -------------------------- -----------------------------------------

Equity compensation plans approved by
  security holders  (1) ........................... 7,496,750                $1.15                12,503,250
Equity compensation plans not approved by
  security holders  (2) ...........................
Total ............................................. 7,496,750                $1.15                12,503,250

(1) These plans consist of the 2002 Stock Incentive Plan and the 2004 EQUITY Incentive Plan.
(2) The Company does not maintain any equity compensation plans that have not been approved by the stockholders.

Plan Benefits

     As of March 28, 2005 option grants to our current executive officers and directors to purchase the following number of shares of common stock have been made under our 1999 Stock Option Plan Stock , 2002 Stock Incentive Plan and our 2004 Equity Incentive Plan: 7,496,750; current executive officers as a group---4,290,000; current non-employee directors as a group---870,000; and all other current employees and consultants as a group---3,358,000.

     The benefits and amounts that may be received in the future by persons eligible to participate in the 2004 Equity Incentive Plan are not currently determinable, except as to those future automatic grants to be awarded to non-employee directors as automatic option grants.

INDEPENDENT PUBLIC ACCOUNTANTS


PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS,

     The Board of Directors has appointed the firm of Spector & Wong, LLP as the Company's Independent public accountants for the fiscal year ending December 31, 2005 and recommends that the stockholders ratify such selection. Each stockholder may cast one vote for each share of Common Stock outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal.

     Spector & Wong, LLP will not have representatives present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

OTHER BUSINESS

     The Board of Directors knows of no matters other than those listed in the attached Notice of the Annual Meeting that are likely to be brought before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, however, the persons named in the enclosed form of proxy will vote all proxies given to them in accordance with their best judgment of such matters.

CURRENT FINANCIAL INFORMATION

     Financial information for the Company's most recent fiscal year-end is included in the accompanying Annual Report on Form-10KSB for the fiscal year ended December 31, 2004 and the Quarterly Report on Form 10-QSB for the quarterly period ended March 28, 2005.

     CIRCLE GROUP WILL PROVIDE WITHOUT CHARGE TO ANY PERSON RECEIVING THIS PROXY STATEMENT AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENT SCHEDULES, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH REQUEST MUST BE IN WRITING AND DIRECTED TO DANA L. DABNEY, THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICE.

DOCUMENTS INCORPORATED REFERANCE

     The Pre-Approval Policy and Procedures established by the Audit Committee Charter is hereby incorporated by reference. A copy may be obtained by writing to the Company's office, Attention: Dana L. Dabney, Secretary

STOCKHOLDER COMMUNICATIONS

     Stockholders may contact the Board of Directors by writing them c/o Circle Group Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060. All communications directed to the Board will be delivered to the Board of Directors.

STOCKHOLDER PROPOSALS

     Any proposal intended to be presented by a stockholder at the Company's 2006 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by December 31, 2005 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to that meeting. In addition, in the event that the Company receives notice of a stockholder proposal intended for inclusion at the 2006 Annual Meeting but not intended for inclusion in the Company's proxy statement for such meeting at the Company's principal executive offices no later than April 1, 2006, then so long as the Company includes in its proxy statement for such meeting the advice on the nature of the proposal and how the named proxy holders intend to vote the shares for which they have received discretionary authority, such proxy holders may exercise discretionary authority with respect to such proposal, except to the extent limited by SEC rules governing stockholder proposals.

                                            By Order of the Board of Directors


                                            Dana L. Dabney
                                            Secretary
Mundelein, Illinois May 25, 2005

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                           CIRCLE GROUP HOLDINGS, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 29, 2005

     Solicited on behalf of the Board of Directors

     Revoking any such prior appointment, the undersigned hereby appoints Gregory J. Halpern and Dana L. Dabney, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Stockholders of Circle Group Holdings, Inc., to be held at 11:00 a.m. Central Standard Time on June 29, 2005 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.

     This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS (WITH DISCRETIONARY AUTHORITY OF THE PROXY HOLDERS TO CUMULATE VOTES) AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS. This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

                      (PLEASE VOTE AND SIGN ON THE OTHER SIDE)

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


     This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" the Directors nominated, "FOR" the ratification of the appointment of Spector & Wong, LLP.

1.   Election of Directors.

                    Nominees: Gregory J. Halpern, Edward L. Halpern, Dana L. Dabney, Stanford J. Levin, Steven H. Salgan, M.D., and Alan
                    G. Orlowsky

                    [__] Vote for all (except as marked to the contrary below). [__] Withhold authority to vote for all.

                    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.)

                        --------------------------------

2. Ratification of the appointment of Spector & Wong, LLP as independent public accountants for the fiscal year ending December 31, 2005.

              [_] For           [_] Against         [_] Abstain

3. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

     Please indicate whether you will attend the Annual Meeting of Stockholders on June 29, 2005.

          I          |_| plan      |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE_________________________________________     Date

SIGNATURE ________________________________________     Date
                 Signature if held jointly


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.



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